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                          EXHIBIT 99.1 TO SCHEDULE 13D

                        LOGANSPORT FINANCIAL CORPORATION
                               CUSIP NO. 541209102


         Pursuant to Regulation ss. 240.13d-1(k)(l)(iii), the undersigned agree that the foregoing statement is filed on behalf of each of them.




                                            THE ROOSEVELT GROUP, L.L.C.

Dated: October 10, 2002             By:     /s/ Stanley J. Bradshaw
                                            ------------------------------------

                                            Signature

                                            Stanley J. Bradshaw, Chairman
                                            ------------------------------------
                                            Name/Title



Dated: October 10, 2002                     BRADSHAW CAPITAL MANAGEMENT, L.L.C.

                                    By:     /s/ Stanley J. Bradshaw
                                            ------------------------------------
                                            Signature

                                            Stanley J. Bradshaw, President
                                            ------------------------------------
                                            Name/Title